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                                                                    EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMB Property Corporation, the sole general partner of AMB Property, L.P. (the "Operating Partnership"), hereby certifies, to such officer's knowledge, that:

          (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Dated: March 11, 2004

                                                 /s/ HAMID R. MOGHADAM
                                          --------------------------------------
                                                    Hamid R. Moghadam
                                                Chairman of the Board and
                                                 Chief Executive Officer

                                                  /s/ W. BLAKE BAIRD
                                          --------------------------------------
                                                      W. Blake Baird
                                                  President and Director

                                                  /s/ MICHAEL A. COKE
                                          --------------------------------------
                                                     Michael A. Coke
                                               Chief Financial Officer and
                                                 Executive Vice President

     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. sec. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.